SUPPLEMENT DATED AUGUST 25, 2011
TO THE SUMMARY PROSPECTUS FOR
PACIFIC SELECT FUND CLASS I AND P SHARES DATED MAY 1, 2011

This supplement revises the Pacific Select Fund (Fund) Class I and P Shares summary prospectus dated May 1, 2011 (Prospectus). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

International Value Portfolio — The second paragraph of the Principal investment strategies subsection on page 100 is deleted and replaced with the following:

Under normal conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries and in a range of 60 to 90 companies.